SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for use by the Commission Only (as permitted by Rule 14e-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material under Rule 14a-12

                        ELECTRONIC CONTROL SECURITY INC.
                        --------------------------------
                (Name of Registrant as Specified in its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|   No fee required
|_| Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1. Title of each class of securities to which transaction applies:
2. Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): 4. Proposed maximum aggregate value of transaction:
5. Total fee paid:

|_|  Fee paid previously with preliminary materials
|_| Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1. Amount Previously Paid:
2. Form, Schedule or Registration Statement No.:
3. Filing Party:
4. Date Filed:

                                      PROXY
                        ELECTRONIC CONTROL SECURITY INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 14, 2001

DATE AND TIME: November 14, 2001 at 10:00 a.m.

PLACE: 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012.

ITEMS OF BUSINESS:

      (1) To elect seven (7) directors to hold office until the 2002 Annual Meeting and until their successors are elected and qualify.

      (2) To ratify the selection of Demetrius & Co. as our independent public accountants for the fiscal year ending June 30, 2002.

      (3) To consider such other business as may properly come before the meeting.

RECORD DATE: You are entitled to vote if you were a shareholder at the close of business on October 15, 2001.

ATTENDANCE IN PERSON: If you were a shareholder of record on the record date, you are entitled to, and we would be delighted if you would, come to and vote at the meeting in person.

VOTING BY PROXY: Please send in your proxy (or voting instructions to your broker) as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. Please refer to the questions and answers beginning on page 2 and the instructions on the proxy card.

By order of the Board of Directors
Mark Barchenko,
Corporate Secretary
October 16, 2001

ELECTRONIC CONTROL SECURITY, INC.
790 Bloomfield Avenue
Clifton, New Jersey 07012

                                 PROXY STATEMENT

YOUR VOTE IS VERY IMPORTANT PLEASE SEND IN YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON. THIS PROXY STATEMENT DESCRIBES THE MATTERS TO BE VOTED ON AND CONTAINS SPECIFIC INSTRUCTIONS TO FACILITATE YOUR VOTING.

      Your Board of Directors is soliciting proxies for the 2001 Annual Meeting of Shareholders of Electronic Control Security Inc. ("we," "us," the "company," or "ECSI") to be held on November 14, 2001. We are distributing this Proxy Statement to shareholders about October 15, 2001. We are sending to you our Annual Report on Form 10-KSB that describes the business of our company and which includes audited financial statements for the year ended June 30, 2001, together with this Proxy Statement.

SOME QUESTIONS AND ANSWERS

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to vote on:

(1) the election of seven (7) directors;

(2) ratification the Board's selection of Demetrius & Co. as our auditors for the fiscal year ending Jun 30, 2002; and

Your grant of a proxy will also confer on the holders of the proxy authority to vote in their best judgment on any other matters that may properly come before the meeting.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?

The Board recommends a vote FOR each of its nominees for election as directors; and FOR ratification of the Board's selection of Demetrius & Co. as our auditors.

WHO IS ENTITLED TO VOTE?

You are entitled to vote if you were the owner of shares of our common stock at the close of business on October 15, 2001, the record date for voting. This includes (1) shares held on that date directly by you as the shareholder of record and (2) shares held on that date for your account as beneficial owner by a broker, bank or other nominee.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If the shares are registered directly in your name on the records maintained by our transfer agent, Continental Stock Transfer & Trust Company, you are the shareholder of record of those shares and we are sending the proxy materials directly to you. As the shareholder of record, you are entitled to vote these shares in person at the meeting or to designate a proxy to vote for you. We have enclosed a proxy card to permit you to instruct the proxy holder on how to vote your shares. If your shares are held in a brokerage account or by a bank or other nominee, those shares are registered on the records maintained by the transfer agent in the name of the broker, bank or other nominee. The broker, bank or other nominee shares held like that are frequently referred to as being held in "street name." If your shares are held in street name, the broker, bank or other nominee is the holder of record and will get the proxy materials from us in sufficient quantities to pass on a set to you. You, as the beneficial owner, have the right to direct the broker, bank or other nominee on how to vote and you are invited to attend the meeting if you want to. Nevertheless, if you do attend, you will be entitled to vote only if the record holder of these shares appoints you as its proxy. Your broker, bank or other nominee has enclosed a voting instruction card so that you can give instructions on how to vote your shares.

HOW DO I VOTE?

Shareholders may vote their shares at the Annual Meeting either in person or by proxy. Since many shareholders may be unable to attend the meeting in person, we send to all shareholders of record cards that permit them to designate proxies to represent them at the meeting and to direct the designated proxies on how to vote. Brokers, banks and nominees also send cards to beneficial owners to permit them to provide instructions as to how they wish their shares to be voted.

HOW DO I VOTE BY MAIL?

Shareholders of record who wish to vote by mail should complete the enclosed proxy card to indicate their voting instructions and then sign, date and mail the proxy card in the postage-paid envelope provided. Beneficial owners may direct their vote by mail by completing, signing and returning the voting instruction card provided by their broker, bank or nominee.

HOW DO I VOTE AT THE ANNUAL MEETING?

We will pass out ballot papers to any shareholder of record who wants to vote in person at the Annual Meeting rather than by proxy. If you hold your shares through a broker, bank or nominee, you must obtain a proxy from that institution to enable you to vote in person at the meeting.

WHOM AM I DESIGNATING AS MY PROXY?

You will be designating Arthur Barchenko, our President and Mark Barchenko, our Vice President, as proxies to vote your shares in accordance with your instructions.

HOW WILL MY PROXY VOTE MY SHARE?

The designated proxies will vote according to your instructions as indicated on the proxy card. If you sign your proxy card but do not indicate voting instructions on one or more of the business matters listed, the proxies will vote all uninstructed shares in accordance with the recommendations of the Board.

MAY I REVOKE MY PROXY?

You may revoke or amend your proxy in one of two ways:

(1) By attending the Annual Shareholders Meeting in person, revoking your proxy at that time and either voting the shares yourself or appointing a new person to act as your proxy; or

(2) By sending a letter to the company at its principal offices in Clifton, New Jersey signed by each of the registered shareholders indicating your intention to revoke or amend the proxy. If you intend to amend the proxy, please advise us as to the exact amendments you wish to make. Letters intended to revoke or amend a proxy must be postmarked no later than October 26, 2001 and must be received by the company by October 30, 2001.

HOW MANY SHARES CAN VOTE?

As of the record date, we had issued and outstanding 3,672,000 shares of common stock. The holders of these shares are each entitled to one vote for each share held.

HOW MANY SHARES NEED TO BE REPRESENTED FOR THE MEETING TO CONDUCT BUSINESS?

The meeting can conduct business only if the holders of a majority of the shares outstanding on the record date are present at the meeting in person or by proxy. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Generally, a broker will not vote shares that it holds for a beneficial owner for or against a particular proposal if (1) the broker has not received voting instructions from the beneficial owner and (2) under the rules applicable to the broker it is not allowed to vote on the particular proposal without voting instructions.

HOW MANY VOTES ARE NEEDED FOR MATTERS TO BE ADOPTED AT THE MEETING?

For a person to be elected a director, that person must receive the affirmative vote of a majority of the shares present or represented at the meeting. The other matters to be voted on will be declared adopted if they receive the affirmative vote of a majority of the shares present or represented at the meeting.

IS CUMULATIVE VOTING ALLOWED IN THE ELECTION OF DIRECTORS?

No. Each share is entitled to one vote in the election of directors as on every other matter.

WHO WILL COUNT THE VOTES?

Your Corporate Secretary will count the votes unless a shareholder present at the meeting requests count by inspectors of election, in which event the Chairman of the meeting will appoint two inspectors, who may but need not be shareholders, to effect the count.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

The Chairman will announce the results of the meeting. In addition, we will publish them on our web site - www.esci@anti-terrorism.com and in our quarterly report on Form 10-Q for the second quarter of fiscal 2002 that we expect to file with the SEC by February 14, 2001.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

Electronic Control Security Inc. will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to mailing these proxy materials, our directors and officers, who will not receive any additional compensation for their soliciting activities, may seek to contact shareholders by telephone or other electronic means. We will also reimburse brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to shareholders.

MAY I PROPOSE ACTIONS FOR CONSIDERATION AT FUTURE SHAREHOLDER MEETINGS, INCLUDING DIRECTOR NOMINATIONS?

You may submit proposals for consideration at future shareholder meetings, including director nominations.

PROPOSALS: In order for a shareholder proposal to be considered for inclusion in the proxy statement for our next year's Annual Meeting, our Corporate Secretary must receive the written proposal by no later than December 31, 2001. Any such proposal will need to comply with SEC regulations regarding the inclusion or shareholder proposals in company-sponsored proxy materials. You may also move the adoption of proposed resolutions from the floor at the Annual Meeting, but then you should not expect proxies to vote in favor of it.

NOMINATIONS OF DIRECTOR CANDIDATES: You may suggest director candidates for consideration by our Board. Any such suggestion should be addressed to our Corporate Secretary. You may also make a director nomination from the floor at the Annual Meeting, but then you should not expect proxies to be voted in favor of your nominee.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      On October 9, 2001, there were 3,672,000 shares of our common stock outstanding. The following table tells you, as of October 9, 2001, about:

      o     Each beneficial owner of more than 5% of our common stock;

      o Beneficial ownership of shares of our common stock by each of our current directors and officers; and beneficial ownership of shares of our common stock by all of our directors and officers as a group; and

      o Beneficial ownership of shares of our common stock by all of our directors and officers as a group.

      For the purpose of this table, the beneficial ownership of a person includes shares as to which that person has sole or shared voting or investment power as well as shares that the person has the right to acquire within 60 days (such as upon conversion of convertible securities or exercise of warrants or options) as of October 9, 2001. For the purpose of calculating the ownership percentages, we have considered to be outstanding both the total number shares actually outstanding on October 9, 2001 and the total number of shares that various people then had the right to acquire within 60 days.

                                 Number of Shares        Percentage of
                                  of Common Stock         Outstanding
Name                             Owned Beneficially      Common Shares
----                             ------------------      -------------
Arthur Barchenko (1)                   966,933               26.33%
Mark R. Barchenko (2)                   10,000                   *
Richard Stern                              -0-
Thomas Isdanavich                          -0-
Eldon Moberg                               -0-
Gene Rabois                             50,000                1.36%
Edward Snow                                -0-
Natalie Barchenko                      743,785               20.25%

Directors and officers
as a group (7 persons)               1,707,718               48.22%

      * Less than 1%.

(1) Includes 88,533 shares of common stock not registered in Mr. Barchenko's name but over which he has dispository power and control.

(2) Includes options to purchase up to 10,000 shares of common stock granted to Mr. Barchenko under the 1986 Stock Incentive Plan which are exercisable within 60 days of October 5, 2001.

Board Meetings.

      The Board of Directors met three times during the fiscal year ended June 30, 2001 and each incumbent director attended all meetings held during the period he served as a director. Directors receive $500 fee for attendance at meetings of the Board of Directors, and outside directors were reimbursed for out-of-pocket expenses for attendance at such meetings. In addition, the board of directors took actions by unanimous written consent on four occasions during the fiscal year.

      As of the year-end, none of the directors then in office were in full compliance with their filing obligations under Section 16(a) of the Securities Exchange Act of 1934, but at the date of this Proxy Statement are in the process of bringing themselves into compliance.

Board of Directors Committees.

      The Board of Directors does not have a Compensation or Nominating Committee, and the usual functions of such committees are performed by the entire Board of Directors. The Board of Directors does have an Audit Committee.

      The company's Audit Committee consists of Edward Snow and Gene Rabois, both of whom are "independent" as such term is defined in Rule 4200(a)(15) of the NASD's listing standards. The Audit Committee held two meetings during the past year both of which were attended by all members of the Committee. The Audit Committee reviews the annual financial statements prior to issuance, interviews the independent auditors regarding their independence and receives certain communications from independent auditors. It also recommends its selection of independent auditor to the Board of Directors.

      The audit committee is not governed by a charter.

Section 16(a) Beneficial Ownership Reporting Compliance.

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the best of the Company's knowledge, based solely upon its review of the copies of such reports furnished to the Company for the year ended June 30 2001, Forms 3 or 4 required to be filed pursuant to Section 16(a) of the Exchange Act were filed in an untimely fashion as follows: in October 2001 Mr. Arthur Barchenko filed a Form 3 which should have been filed in May 2001; in October 2001, Mark R. Barchenko filed a Form 3 which should have been filed in May 2001; in October 2001, Richard Stern filed a Form 3 which should have been filed in May 2001; in October 2001, Eldon Moberg filed a Form 3 which should have been filed in May 2001; and in October 2001, Gene Rabois filed a Form 3 which should have been filed in May 2001.

                             ITEM OF BUSINESS NO. 1
                             ELECTION OF DIRECTORS

      The persons named in the enclosed proxy will vote to elect as directors the seven (7) nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect.

      Each nominee has indicated his willingness to serve, if elected. If any nominee should be unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee designated by management.

      Each director will be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified.

NOMINEES

      Certain information about the nominees to serve as our directors is set forth below. Mr. Maxwell is the only nominee who currently is a member of our Board of Directors.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NAMED PERSONS.

VOTE REQUIRED

      The seven persons who received the highest number and a majority of the votes cast by shareholders present at the meeting in person or by proxy will be elected directors of ECSI, to hold office until the next annual meeting and until their successors are elected and qualified.

                             Director        Principal Occupation
         Name          Age    Since          During the Last Five Years
         ----          ---    -----          --------------------------

Arthur Barchenko       67     1976           President, Chief Executive Officer,
                                             Secretary and Director of the
                                             company since December 1976.

Mark Barchenko         45     1992           Joined ECSI in 1993 and has served
                                             as our Vice President, Treasurer
                                             and Director Operations of the
                                             Company since December 1996.
                                             Director of the company since March
                                             1997.

Gene Rabois            56     1992           Director of the Company since
                                             December 1992. Controller SJI
                                             Imaging Inc., a printing company,
                                             since January 1996

Edward Snow            62     2000           Director of the Company since June
                                             2000, from October 1996 to October
                                             1999 he was the co-owner of Phoenix
                                             Fiber Optics Inc.; Assistant to the
                                             President of Space America Corp.
                                             since from October 1999 to October
                                             2000, Consultant to government and
                                             industry since November 2000.

Robert F. Reiter       51     2001           Director nominee, President of R.F.
                                             Reiter & Associates, and President
                                             of Haz-x Corp. since January 1995.;
                                             and President of Haz-x Corporation
                                             since January 2001.

James J. Janis         57     2001           Director nominee, President of the
                                             Janis Group, a security consulting
                                             company, since 1996.

Natalie Barchenko      66     2001           Director nominee, Director-Human
                                             Resources since March 1996.

Arthur, Mark and Natalie Barchenko are related to each other.

Executive Officers.

      Our officers are elected annually by our Board of Directors and serve at the discretion of the Board of Directors. Two of our executive officers, Arthur Barchenko and Mark Barchenko, are also directors of the Company. See the section above entitled "Nominees" for biographical information about these individuals. Set forth below is biographical information regarding our executive officers who are not directors.

      Richard Stern has served as our Vice-President-Manufacturing since December 1, 1997. He is responsible for managing all aspects of our manufacturing, including manufacturing engineering, oversight of maintenance of plant equipment and facilities, mechanical package design of new product development; quality control, purchasing and expediting of materials and supplies, and oversight of manufacturing personnel and labor reports. Prior to joining us, Mr. Stern spent 25 years in the data communication and temperature processing fields. He has held managerial positions in manufacturing, engineering, quality control, service, as well as being involved in the design and development of the product lines within these fields.

      Eldon Moberg joined us in 1996 as the Vice President of the FOIDS product division and has served as our Vice-President since July 1, 1999. Mr. Moberg is responsible for establishing the FOIDS manufacturing and test facility in Huntsville, Alabama. His duties include planning and coordinating manufacturing schedules and resources and the provision of technical data for security system design and project cost analysis.

      Thomas Isdanavich became associated with us in 1997 in our products division and became our Vice President Project Management in July 1997. Prior to joining us, he was with Beall Technologies, Inc., a manufacturer of matrix switching equipment for IBM compatible main frame computers, from 1973 to 1997.

Certain Relationships and Related Party Transactions.

      Since our inception, we have relied on loans from officers, directors, shareholders and their affiliates to assist in the funding of our operations. At June 30, 2001, we owed certain of our officers and directors (and their respective affiliates) an aggregate of $241,679. The loans from Mr. Barchenko and his affiliates are evidenced by a series of agreements which provide for the repayment of the loans with interest rates ranging from no interest to interest computed from 8-12% per annum. Interest on loans are payable if and when funds are available. All interest for the fiscal year 2001 and 2000 has been waived. The principal amount of these loans is repayable over a six-year period (though the lenders have, in the past, extended the repayment dates) as follows:

                               2002    $  39,000
                               2003       30,000
                               2004       35,000
                               2005       35,000
                               2006       40,000
                               2007       62,679
                                       ---------
                                       $ 241,679
                                       =========

Executive Compensation.

      The following summary compensation table sets forth the compensation paid by us to our Chief Executive Officer, the only person who earned in excess of $100,000 in during any of the last threee fiscal years ended June 30.

                           Summary Compensation Table

                                  Annual Compensation
Name and Principal Position         Year    Salary          Bonus     All other Compensation
---------------------------         ----    ------          -----     ----------------------
Arthur Barchenko,                   2001    $78,100          -0-               -0-
President
                                    2000    $85,000          -0-               -0-

                                    1999    $85,000          -0-               -0-

                             ITEM OF BUSINESS NO. 2
               RATIFICATION OF THE APPOINTMENT OF DEMETRIUS & CO.
         AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING
                                  JUNE 30, 2002

      Your Board of Directors has appointed Demetrius & Co. as the independent accountants to audit our financial statements for the year ended June 30, 2002. This firm served as our independent auditors during 1999 and 2000. If the appointment of this firm is not ratified or if it declines to act or their engagement is otherwise discontinued, the Board of Directors will appoint other independent auditors.

      During fiscal 2001, the aggregate fees for professional services provided by Demetrius & Co. to us were as follows:

Audit Fees (1)                                                           $17,500
Financial Information Systems
Design and Implementation Fees                                           $     0
All Other Fees (2)                                                       $ 5,000

Total                                                                    $22,500

(1) Audit fees relate to services rendered for the annual audit of our consolidated financial statements for the fiscal year ended June 30, 2001.

(2) All other fees relate to advice and assistance provided to us in connection with tax compliance and various transactions.

      Our board of directors has considered whether the provisions of the non-audit services described above is compatible with maintaining Demetrius & Co. independence and determined that such services are appropriate.

YOUR BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DEMETRIUS & CO. AS OUR INDEPENDENT ACCOUNTANTS FOR THE YEAR 2002.

If the appointment is not ratified, the Board will consider whether it should select other independent accountants.

VOTE REQUIRED

Ratification of the appointment of Demetrius & Co. as our independent accountants for fiscal 2002 requires the affirmative vote of a majority of the votes cast by shareholders present at the meeting in person or by proxy.

                             ITEM OF BUSINESS NO. 3
                                 OTHER BUSINESS

We do not know of any other item of business that may come before the meeting, except a motion to adjourn. If at the meeting a sufficient number of votes are not cast to adopt one or more of the items proposed for adoption, the persons named in the accompanying form of proxy may vote to adjourn the meeting to another specific date and time to permit continued solicitation of proxies.

                                  ANNUAL REPORT

      A copy of our Annual Report on Form 10-KSB for the year ended June 30, 2001, as filed with the Securities and Exchange Commission, is being sent to you together with this Notice of Annual Meeting and Proxy Statement.

                                    By order of the Board of Directors


                                    Mark Barchenko
                                    Corporate Secretary

                                  FORM OF PROXY
                     SOLICITED BY THE BOARD OF DIRECTORS OF
                        ELECTRONIC CONTROL SECURITY INC.
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 14, 2001

      Know all men by these presents, that the undersigned hereby constitutes and appoints Arthur Barchenko and Mark Barchenko as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote all of the shares of the common stock of Electronic Control Security Inc. standing in the name of the undersigned at the close of business on October 15, 2001, at the Annual Meeting of Stockholders of the company to be held on November 14, 2001 at 10:00 a.m. at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012, beginning at 10:00 a.m., and at any and all adjournments thereof, with all the rights and powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows:

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS SHEET AND MAIL IN THE ENCLOSED POSTAGE PREPAID ENVELOPE TO IVP TECHNOLOGY CORPORATION.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

1.    Election of Directors

Nominees are:

Arthur Barchencko:                  |_| FOR          |_| AGAINST

Mark Barchenko:                     |_| FOR          |_| AGAINST

Gene Rabois:                        |_| FOR          |_| AGAINST

Edward Snow:                        |_| FOR          |_| AGAINST

Robert F. Reiter:                   |_| FOR          |_| AGAINST

James J. Janis                      |_| FOR          |_| AGAINST

Natalie Barchenko:                  |_| FOR          |_| AGAINST

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. Ratification of appointment of Demetrius & Company, Certified Accountants, as the Company's auditors.

      |_| FOR           |_| AGAINST               |_| ABSTAIN

3. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

IF NO CHOICE IS SPECIFIED, THE PERSONS NAMED AS PROXIES ABOVE INTEND TO VOTE FOR THE ELECTION OF THE NAMED NOMINEES AND FOR ALL OF THE OTHER PROPOSED ACTIONS.

Number of shares owned by undersigned: _______________


Signature:__________________________

Print Name:_________________________

Date:_______________________________


Signature:__________________________

Print Name:_________________________

Date:_______________________________

IMPORTANT: Please sign exactly as your name or names are printed here. Executors administrators, trustees and other persons signing in a representative capacity should give full title.